SUPPLEMENT DATED OCTOBER 15, 2009
TO

PROSPECTUS DATED JULY 18, 2006
FOR MFS REGATTA

PROSPECTUS DATED MAY 1, 2006
FOR FUTURITY

ISSUED BY SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F

On or about December 4, 2009, the above-captioned prospectuses are amended to add new investment options.

The following new investment option will be added to the above-captioned prospectus on or about December 4, 2009. As a result, the list of the available investment options is supplemented by the addition of the following investment option and corresponding investment management disclosure:

Large-Cap Equity Funds
MFS® Massachusetts Investors Growth Stock Portfolio

Massachusetts Financial Services Company serves as investment adviser to the Fund.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

Regatta, Futurity (US)                                                                                                                                           10/2009